Filed pursuant to Rule 497(e)

File Nos. 333-231842 and 811-22634

BLACKSTONE ALTERNATIVE ALPHA FUND

(the “Fund”)

Supplement dated December 17, 2019 to the

Prospectus and Statement of Additional Information of the Fund

dated July 31, 2019

After careful consideration, Blackstone Alternative Asset Management L.P. (“BAAM”), the Fund’s investment adviser, has recommended, and the Board of Trustees of the Fund has approved, the liquidation and termination of the Fund pursuant to the terms of a Plan of Liquidation and Termination (“Plan of Liquidation”). The Fund currently anticipates paying a final liquidating distribution on or about May 31, 2020 (the date of the final distribution being referred to as the “Liquidation Date”), although market, economic, or other factors could result in the Liquidation Date being later than May 31, 2020.

Effective immediately, the Fund’s Prospectus is amended to incorporate the following information:

Suspension of Sales. Effective as of the date of this Supplement, the Fund is suspending offers and sales of shares of beneficial interest (the “Shares”).

Pending Tender Offers. The Fund intends to pay any proceeds due to its shareholders (“Investors”) whose tenders have been accepted in connection with the Fund’s tender offer that expired on October 21, 2019 in accordance with the terms of such tender offer. BAAM does not currently intend to recommend that the Board approve the commencement of any additional tender offers.

Mechanics of Liquidation. On December 16, 2019, the Board of Trustees of the Fund (the “Board”) determined that it is in the best interests of the Fund and its Investors to liquidate and terminate the Fund.

In connection with this determination, the Board has adopted a Plan of Liquidation. Likewise, the Board of Trustees for Blackstone Alternative Alpha Master Fund (the “Master Fund”), in which the Fund invests, has determined to liquidate and terminate the Master Fund and has approved a substantially similar plan of liquidation and termination.

As of December 31, 2019, the Master Fund will begin to redeem or sell its interests in the investment funds (“Investment Funds”) held by the Master Fund in preparation for one or more distribution(s) of cash to its investors, including the Fund. The Master Fund and the Fund will depart from their stated investment objectives and policies as the Master Fund liquidates its holdings. Redemptions or sales of the Master Fund’s interests in Investments Funds may be subject to redemption fees, discounts, and other costs. The Fund and its Investors will bear the transaction costs and other costs associated with the liquidation. As a result of these costs, as well as potential market movements, Investors may receive less than today’s net asset value per Share.

The Plan of Liquidation permits the Fund to establish a liquidating trust to which the Fund may transfer any unsold assets as of the Liquidation Date, including Investment Funds that may be illiquid.

Automatic Dividend Reinvestment Plan. Effective as of the date of this Supplement, the Automatic Dividend Reinvestment Plan (the “DRIP”) of the Fund has been suspended. As a result of the suspension of the DRIP, no dividends or distributions will be reinvested in additional Shares after the date of this Supplement and instead Investors will receive any dividends or distributions in cash.

Management Fee and Expense Limitation and Reimbursement Agreement. Effective as of January 1, 2020, BAAM will waive any management fees paid to it by the Master Fund and the Fund pursuant to their respective investment management agreements. In connection with this waiver, the Board has approved, effective as of the same date, the termination of the Expense Limitation and Reimbursement Agreement between BAAM and the Fund. Accordingly, all references to the Expense Limitation and Reimbursement Agreement in the Prospectus and Statement of Additional Information, including but not limited to the line items in the “Annual Expenses” table relating to the “Fee Waiver/Expense Reimbursement Agreement and/or Repayment” and the section of the Prospectus entitled “Expense Limitation Undertaking,” are removed as of January 1, 2020.

U.S. Federal Income Tax Matters. The automatic redemption of Shares held by an Investor as part of the liquidation generally will be treated as any other redemption of Shares (i.e., as a sale that may result in gain or loss for federal income tax purposes) and will have the tax and other consequences described in the Prospectus and Statement of Additional Information. In addition, in connection with the liquidation, the Fund may declare and pay any dividends required to distribute its investment company taxable income, net capital gains, and net tax-exempt income realized in the taxable years ending at or prior to the Liquidation Date. These dividends would be taxable to Investors who do not hold their Shares through an IRA, 401(k), or other tax-advantaged account. An Investor should consult with his/her tax advisor to discuss the Fund’s liquidation and the potential tax consequences to the Investor.

Shareholders should retain this Supplement for future reference.